                                 MORGAN STANLEY
                       GLOBAL OPPORTUNITY BOND FUND, INC.

---------------------------------------------

OFFICERS AND DIRECTORS

Barton M. Biggs              John A. Levin
CHAIRMAN OF THE BOARD        DIRECTOR
OF DIRECTORS                 William G. Morton, Jr.
Frederick B. Whittemore      DIRECTOR
VICE CHAIRMAN OF THE BOARD   James W. Grisham
OF DIRECTORS                 VICE PRESIDENT
Warren J. Olsen              Michael F. Klein
PRESIDENT AND DIRECTOR       VICE PRESIDENT
Peter J. Chase               Harold J. Schaaff, Jr.
DIRECTOR                     VICE PRESIDENT
John W. Croghan              Joseph P. Stadler
DIRECTOR                     VICE PRESIDENT
David B. Gill                Valerie Y. Lewis
DIRECTOR                     SECRETARY
Graham E. Jones              James R. Rooney
DIRECTOR                     TREASURER
                             Belinda A. Brady
                             ASSISTANT TREASURER

---------------------------------------------

INVESTMENT ADVISER

Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
---------------------------------------------------------

ADMINISTRATOR
The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
---------------------------------------------------------

CUSTODIANS
Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11201

The Chase Manhattan Bank
770 Broadway
New York, New York 10003
---------------------------------------------------------

SHAREHOLDER SERVICING AGENT
American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005
(800) 278-4353
---------------------------------------------------------

LEGAL COUNSEL
Rogers & Wells
200 Park Avenue
New York, New York 10166
---------------------------------------------------------

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

---------------------------------------------------------
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726.

                            ------------------------

                                 MORGAN STANLEY
                               GLOBAL OPPORTUNITY
                                BOND FUND, INC.
                             ---------------------

                                 ANNUAL REPORT
                               DECEMBER 31, 1996
                      MORGAN STANLEY ASSET MANAGEMENT INC.
                               INVESTMENT ADVISER

LETTER TO SHAREHOLDERS
--------

For the year ended December 31, 1996, the Morgan Stanley Global Opportunity Bond Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of 31.45% compared to 34.16% for the J.P. Morgan Emerging Markets Bond Index. For the period since the Fund's commencement of operations on May 27, 1994 through December 31, 1996, the Fund's total return, based on net asset value per share, is 48.04% compared with 60.07% for the Index. On December 31, 1996, the closing price of the Fund's shares on the New York Stock Exchange was $14 5/8, representing a 1.5% discount to the Fund's net asset value per share.

1996 was a stellar year for emerging markets debt. The market experienced a dramatic re-pricing of credit risk despite a volatile year for U.S. bonds. The underlying improvement in credit fundamentals finally were recognized by investors. The inflow of liquidity into this market resulted in a credit spread tightening of about 400 basis points on average. The average masks a wide dispersion in performance of various individual countries. Argentina, Mexico and Brazil lagged the market during the first half of the year and made up some relative performance during the second half. The high-yielding, oil exporting countries such as Algeria, Venezuela, Ecuador and Nigeria steadily outperformed for most of the year and the smaller Brady countries like Peru and Panama benefited from lower liquidity as their economic performance improved during 1996.

Greater institutional participation in the market gradually led to a decline in volatility as long-term investors replaced the trading oriented accounts as the dominant players in the market. Volatility in the options markets declined steadily throughout the year to end the year at roughly 50% of the levels seen at the beginning of the period.

The market also became more efficient in terms of relative pricing of securities both within one country as well as across countries. Arbitrage activity made sure that relative spreads were more closely aligned to levels dictated by bond fundamentals.

As we look into 1997, we expect the market to benefit from some of the positive undercurrents that we have experienced in 1996. Emerging markets debt has finally been accepted as a part of the mainstream global fixed income markets. Equity-type returns earned in the first few years of its development will obviously be a thing of the past. Lower and more stable expected returns will be the norm for the years to come. Lower volatility and low correlations with other major asset classes will provide the fundamental underpinnings of increased allocations to this sector. Continued spread tightening to "fair value" will result in outperformance relative to other fixed income markets in the world.

By our estimates "fair value" on average is another 100 basis points away in terms of credit spreads. The improvement in individual economic environments justifies further tightening in credit spreads. Emerging countries are not vulnerable, to the same extent as in 1994, to a financial shock. We do not currently see the usual warning signs such as overvalued currencies, excessive concentration of funding in the short end of the market, vulnerable banking systems and excessive speculative activity. Potential areas of concern remain those linked to domestic politics, as some countries face important elections during second half of 1997. The political landscape at the beginning of the year does not signal any major reverses to the climate of a continued commitment to economic reform. Voter displeasure over the severity of the 1995 recessions and only slight relief from the recovery so far for the beleaguered consumer should not result in any reversal in the nature of orthodox economic policies.

To summarize, we believe the emerging debt markets can look forward to a year of 12-18% total return, an outcome fixed income investors should be extremely comfortable with. Any major corrections, not driven by changes in credit risk perceptions, should be viewed as opportunities to increase commitments to the asset class.

The major risk to the story remains a possible tightening of monetary policy by the Federal Reserve Bank, which could temporarily derail the trend for continued spread tightening. In that environment, we believe there will be few places to hide barring cash. Emerging markets fixed income could end up in the outperforming camp even in a down year. Currently we do not have sufficient data to be able to offer reasonable estimates of the probability of such an event, but it does not seem likely of being more than 20%.

During 1996 we were successful in terms of picking up the major currents in the markets and employed investment strategies that helped us outperform. We were, for the most part of the year overweight the oil rich, high-yielding sector of Venezuela, Algeria, Ecuador and Nigeria as we expected these countries to endeavor to make some progress in stabilization and structural reform as well as benefit from strong revenues from their oil exporting sectors. Exposures to Peru and Panama remained at a steady 3-4% of the Fund as we believed that their improving economic prospects, closure of their Brady restructuring and low floating stock should buoy asset prices. Argentina and Mexico were underweighted during the first half as the market remained skeptical about the strength of the economic recoveries and overweighted during the second half as evidence of their strong rebounds surfaced.

Brazil, remains a solid economic story but was buffeted by political headwinds as the reform process lost momentum during the year. The long-term viability of the Real plan in the absence of fiscal reform remains in doubt and questions emerged within the investment community of the similarities of Brazil's position with that of Mexico in 1994/1995. An appreciating currency, emerging trade deficits, a loose fiscal and tight monetary policy were not healthy signs. In our opinion, the political process is key to long-term sustainable growth and progress on reducing the fiscal deficit is vital during 1997. Any delays in tackling this key issue is bound to result in instability in the foreign exchange, interest rates and other financial markets of Brazil later during the year.

Russia was one of our success stories in 1996. Cheap assets because of a murky political situation during the pre-election period prompted us to build a substantial overweight in the non-performing loans of the sovereign. Our analysis indicated that whatever the complexion of the new government the economic situation and future policies could not justify credit spreads in excess of 2000 basis points. The elections subsequently turned out in favor of the reformers and market oriented parties, and continued official and IMF assistance resulted in a dramatic rally in the prices of Russian assets for most of the year.

Our non-hard currency exposure was limited for the most part to those situations where we were receiving high real interest rates and buying undervalued currencies. Mexico and Turkey's local markets were two profitable investments. A foray into the South African Rand market did not prove to be profitable as we misjudged the lack of political will to defend the currency from speculative attack.

During the first few weeks of 1997, allocations are relatively unchanged other than an increase in Bulgaria. A lack of alternatives to a currency board and continued IMF assistance seems to make these assets cheap. Political turbulence and civil unrest should only strengthen the case of the reformers as the incumbent Socialist party has allowed the situation to drift to the point of economic collapse. Fresh elections could improve the caliber of the governing elites. Delays in the adoption of the IMF program will bring up the issue of a potential default if no changes to economic policies are made. We believe that it is in nobody's interest in Bulgaria and outside to precipitate the first Brady default.

The High Yield market performed well in 1996 far outpacing high quality bonds for the year. This performance occurred in the face of ten-year Treasury yields rising nearly eighty-five basis points over the course of the year. This infers that the spread to Treasuries narrowed about one hundred basis points. The strong performance in the high yield market can be traced to the sound economy as was reflected in the outstanding performance of the stock market in 1996.

Several factors helped the Fund's performance for the year. The communications sector performed very well for the Fund. The entire sector responded favorably when MFS Communications and Worldcom announced they would merge. We were favorably positioned when this announcement was made and continued to add to our positions subsequent to the announcement. This sector also performed well because the securities in it tend to have bullish characteristics. Many of the securities in the sector are zero coupon or deferred pay bonds. Thus, in a rallying high yield market, they tend to outperform.

The cable television sector had a mixed year, performing poorly in the first half of the year and well in the second half. We added to our positions at wide spreads and reaped the benefits as spreads narrowed in the second half. Our exposure to emerging markets debt also continued to add to performance.

As spreads narrowed over the year, we continually upgraded the quality of the Fund's portfolio. We believe this will protect the Fund if either the economy weakens or spreads widen generally. We still believe this is the prudent position to take in the current market environment.

Sincerely,

           [SIGNATURE]
Warren J. Olsen
PRESIDENT AND DIRECTOR

          [SIGNATURE]
Robert E. Angevine
PORTFOLIO MANAGER

          [SIGNATURE]
Paul Ghaffari
PORTFOLIO MANAGER

January 1997

--------------------------------------------------------------------------------

MORGAN STANLEY GROUP INC., THE DIRECT PARENT COMPANY OF THE FUND'S INVESTMENT ADVISER, MORGAN STANLEY ASSET MANAGEMENT INC., RECENTLY ANNOUNCED ITS INTENTION TO MERGE WITH DEAN WITTER, DISCOVER & CO. TO FORM MORGAN STANLEY, DEAN WITTER, DISCOVER & CO. IT CURRENTLY IS ANTICIPATED THAT THE TRANSACTION WILL CLOSE IN MID-1997. THEREAFTER, MORGAN STANLEY ASSET MANAGEMENT INC. WILL BE A SUBSIDIARY OF MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.

Morgan Stanley Global Opportunity Bond Fund, Inc.
Investment Summary as of December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

HISTORICAL
INFORMATION
                                                             TOTAL RETURN (%)
                         ----------------------------------------------------------------------------------------
                               MARKET VALUE (1)            NET ASSET VALUE (2)               INDEX (1)(3)
                         ----------------------------  ----------------------------  ----------------------------
                                           AVERAGE                       AVERAGE                       AVERAGE
                           CUMULATIVE       ANNUAL       CUMULATIVE       ANNUAL       CUMULATIVE       ANNUAL
                         ----------------------------  ----------------------------  ----------------------------
ONE YEAR                       34.44%         34.44%         31.45%         31.45%         34.16%         34.16%
SINCE INCEPTION*               45.70          15.57          48.04          16.29          60.07          19.83

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
--------------------------------------------------------------------------------

RETURNS AND PER SHARE INFORMATION

A BAR CHART REFLECTING THE DATA BELOW IS REFLECTED HERE.

 YEARS ENDED DECEMBER 31:
                               1994*      1995       1996
 NET ASSET VALUE PER SHARE    $12.25     $12.99     $14.86
Market Value Per Share          $12.50     $12.50     $14.63
Premium/(Discount)                2.0%      -3.8%      -1.5%
Income Dividends                 $0.91      $1.59      $1.49
Capital Gains Distributions          _          _      $0.50
Fund Total Return (2)           -6.42%     20.34%     31.45%
Index Total Return (1) (3)      -6.45%     27.54%     34.16%

(1) Assumes dividends and distributions, if any, were reinvested.

(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

(3) The J.P. Morgan Emerging Markets Bond Index is a market weighted index composed of all Brady bonds outstanding and includes Argentina, Brazil, Bulgaria, Mexico, Nigeria, the Philippines, Poland and Venezuela.

 * The Fund commenced operations on May 27, 1994.

Morgan Stanley Global Opportunity Bond Fund, Inc.
Portfolio Summary as of December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PORTFOLIO INVESTMENTS DIVERSIFICATION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Debt Securities              94.6%
Short-Term Investments        3.8%
Equity Securities             1.6%

--------------------------------------------------------------------------------

COUNTRY WEIGHTINGS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

United States       32.0%
Brazil              13.0%
Argentina           12.1%
Russia              10.3%
Mexico               9.0%
Bulgaria             8.0%
Venezuela            6.1%
Ecuador              4.6%
Morocco              3.1%
Panama               2.5%
Other               -0.7%

--------------------------------------------------------------------------------

TEN LARGEST HOLDINGS

                                                    PERCENT OF
                                                    NET ASSETS
                                                   ------------
       1.  Republic of Russia Debt                       10.3%
       2.  Republic of Argentina Debt                     8.3
       3.  The Republic of Bulgaria Debt                  8.0
       4.  Federative Republic of Brazil Debt             7.5
       5.  Republic of Venezuela Debt                     6.1


                                                    PERCENT OF
                                                    NET ASSETS
                                                   ------------
       6.  Republic of Ecuador Debt                       4.7%
       7.  United Mexican States Debt                     4.2
       8.  Kingdom of Morocco Debt                        3.1
       9.  Iochpe Maxion Bond                             2.8
      10.  Republic of Panama Debt                        2.5
                                                        -----
                                                         57.5%
                                                        -----
                                                        -----

FINANCIAL STATEMENTS
---------

STATEMENT OF NET ASSETS
---------

DECEMBER 31, 1996

                                                             FACE
                                                           AMOUNT          VALUE
                                                            (000)          (000)
---------------------------------------------------------
------------
DEBT INSTRUMENTS (102.7%)
--------------------------------------------------
----------
ALGERIA (1.8%)
LOAN AGREEMENT (1.8%)
  Algeria Reprofiled Loan Agreement 'A'             U.S.$   1,450  U.S.$   1,120
                                                                   -------------
---------------------------------------------------------
------------
ARGENTINA (12.1%)
BONDS (12.1%)
  Industrias Pescarmona S.A. 11.75%, 3/27/98                1,250          1,291
  Metrogas S.A. 'B' 10.875%, 5/15/01                        1,000          1,070
  +++Republic of Argentina 'L' Bond 6.625%,
    3/31/05                                                 4,998          4,344
  +++Republic of Argentina Pre 4 Bocon 0.00%,
    9/1/02                                                    700            749
                                                                   -------------
                                                                           7,454
                                                                   -------------
---------------------------------------------------------
------------
BRAZIL (13.0%)
BONDS (13.0%)
  #Comtel Brasiliera Ltd. 'A' 10.75%, 9/26/04               1,000          1,032
  Federative Republic of Brazil 'C' Bond PIK
    8.00%, 4/15/14                                          6,269          4,621
  Iochpe Maxion 12.375%, 11/8/02                            1,750          1,733
  TV Filme, Inc., Senior Notes 12.875%, 12/15/04              600            603
                                                                   -------------
                                                                           7,989
                                                                   -------------
---------------------------------------------------------
------------
BULGARIA (8.0%)
BONDS (8.0%)
  +++The Republic of Bulgaria Discount Bond 'A'
    Euro 6.6875%, 7/28/24                                   1,700            966
  *The Republic of Bulgaria Front Loaded Interest
    Rate Reduction Bond 2.25%, 7/28/12                      4,950          1,903
  Bulgaria Interest Arrears Bond 6.6875%, 7/28/11           4,000          2,060
                                                                   -------------
                                                                           4,929
                                                                   -------------
---------------------------------------------------------
------------
CANADA (0.3%)
BONDS (0.3%)
  Ivaco, Inc. 11.50%, 9/15/05                                  80             80
  Rogers Communications, Inc. 9.125%, 1/15/06                  90             89
                                                                   -------------
                                                                             169
                                                                   -------------
---------------------------------------------------------
------------

                                                             FACE
                                                           AMOUNT          VALUE
                                                            (000)          (000)

---------------------------------------------------------
------------
COLOMBIA (0.5%)
BOND (0.5%)
  *Occidente Y Caribe 0.00%, 3/15/04                U.S.$     525  U.S.$     308
                                                                   -------------
---------------------------------------------------------
------------
ECUADOR (4.6%)
BONDS (4.6%)
  Republic of Ecuador Past Due Interest Bond PIK
    0.00%, 2/27/15                                             56             35
  +++Republic of Ecuador Past Due Interest Bond
    PIK 6.50%, 2/27/15                                      4,600          2,827
                                                                   -------------
                                                                           2,862
                                                                   -------------
---------------------------------------------------------
------------
JAMAICA (1.6%)
BOND (1.6%)
  #Mechala Group Jamaica, Ltd. 12.75%, 12/30/99             1,000          1,003
                                                                   -------------
---------------------------------------------------------
------------
MEXICO (9.0%)
BONDS (9.0%)
  #Empresas ICA Sociedad Controladora S.A.
    11.875%, 5/30/01                                        2,000          2,132
  Nacional Financiera 17.00%, 2/26/99                 ZAR   4,000            823
  United Mexican States Global Bond 11.375%,
    9/15/16                                         U.S.$     800            839
  United Mexican States Discount Bond 'C', 6.375%,
    12/31/19                                                2,050          1,763
                                                                   -------------
                                                                           5,557
                                                                   -------------
---------------------------------------------------------
------------
MOROCCO (3.1%)
LOAN AGREEMENT (3.1%)
  ~+++Kingdom of Morocco Restructuring and
    Consolidation Agreement 'A' 1990
    (Participation: J.P. Morgan, Salomon) 6.375%,
    1/1/09                                                  2,300          1,899
                                                                   -------------
---------------------------------------------------------
------------
PANAMA (2.5%)
BONDS (2.5%)
  #*Republic of Panama Interest Reduction Bond
    3.50%, 7/17/14                                          1,300            905
  Republic of Panama Past Due Interest Bond PIK
    4.00%, 7/17/16                                            810            634
                                                                   -------------
                                                                           1,539
                                                                   -------------
---------------------------------------------------------
------------

    The accompanying notes are an integral part of the financial statements.

                                                             FACE
                                                           AMOUNT          VALUE
                                                            (000)          (000)
---------------------------------------------------------
------------
PERU (1.8%)
BONDS (1.8%)
  ++Republic of Peru Front Loaded Interest Rate
    Reduction Bond 3.25%, 12/29/49                  U.S.$   1,000  U.S.$     550
  ++#*Republic of Peru Past Due Interest Bond
    4.00%, 12/29/49                                           900            532
                                                                   -------------
                                                                           1,082
                                                                   -------------
---------------------------------------------------------
------------
PHILIPPINES (1.1%)
BOND (1.1%)
  Philippine Long Distance Telephone Co. 9.25%,
    6/30/06                                                   655            709
                                                                   -------------
---------------------------------------------------------
------------
RUSSIA (10.3%)
BOND (2.5%)
  #Ministry of Finance Tranche IV, 3.00%, 5/14/03           2,550          1,560
                                                                   -------------
LOAN AGREEMENTS (7.8%)
  ##**Bank for Foreign Economic Affairs                     3,400          2,714
  ++#Russia Past Due Interest Bond                          1,550          1,076
  ++#Russia Principal Notes                                 1,700          1,000
                                                                   -------------
                                                                           4,790
                                                                   -------------
                                                                           6,350
                                                                   -------------
---------------------------------------------------------
------------
UNITED KINGDOM (0.7%)
BOND (0.7%)
 *Telewest plc 0.00%, 10/1/07                                 585            406
                                                                   -------------
---------------------------------------------------------
------------
UNITED STATES (26.2%)
ASSET-BACKED SECURITIES (1.6%)
  #Aircraft Lease Portfolio Securitization Ltd.,
    1996-1 P1, 'D' 12.75%, 6/15/06                            375            389
  DR Securitized Lease Trust 1993-K1 A-1 6.66%,
    8/15/10                                                   168            139
  DR Securitized Lease Trust 1994-K1 A-1 7.60%,
    8/15/07                                                   502            462
                                                                   -------------
                                                                             990
                                                                   -------------
BONDS (24.3%)
  Advanced Micro Devices Inc. 11.00%, 8/1/03                  260            281
  Boyd Gaming Corp. 9.25%, 10/1/03                            260            254
  Brooks Fiber Properties
    *0.00%, 3/1/06                                            700            466
    *0.00%, 11/1/06                                           160            102
  Cablevision Systems Corp.
    9.25%, 11/1/05                                            165            162
    9.875%, 5/15/06                                           405            415
  #Cole National Group Senior Subordinated Notes
    9.875%, 12/31/06                                          235            241
  Comcast Cellular Corp.
    'A' Zero Coupon, 3/5/00                                   100             72
    'B' Zero Coupon, 3/5/00                                   465            335
  Comcast Corp.
    9.375%, 5/15/05                                           390            405
    9.125%, 10/15/06                                           80             82
---------------------------------------------------------
------------
                                                             FACE
                                                           AMOUNT          VALUE
                                                            (000)          (000)

---------------------------------------------------------
------------
UNITED STATES (CONTINUED)
  Courtyard By Marriott 'B' 10.75%, 2/1/08          U.S.$     400  U.S.$     423
  Digital Equipment 8.625%, 11/1/12                           125            121
  *Echostar Satellite Broadcast 0.00%, 3/15/04                815            614
  First Nationwide
    9.125%, 1/15/03                                           115            117
    #10.625%, 10/1/03                                          95            102
  Flores & Rucks 9.75%, 10/1/06                               185            195
  Gaylord Container Corp.
    11.50%, 5/15/01                                           500            533
    12.75%, 5/15/05                                            80             88
  Grand Casinos 10.125%, 12/1/03                              400            401
  HMC Acquisition Properties 9.00%, 12/15/07                  350            350
  Home Holdings, Inc. 8.625%, 12/15/03                        350             77
  Homeside, Inc. 11.25%, 5/15/03                               80             89
  Host Marriott Travel 9.50%, 5/15/05                         450            469
  #International Home Foods 10.375%, 11/1/06                  110            114
  #ISP Holdings, Inc. 9.00%, 10/15/03                         265            268
  IXC Communications, Inc. 12.50%, 10/1/05                    165            182
  #Jet Equipment Trust 'C1' 11.79%, 6/15/13                   175            208
  Lenfest Communications 8.375%, 11/1/05                      370            354
  *Marcus Cable Co. 0.00%, 12/15/05                           700            500
  **Marvel Holdings, Inc., Zero Coupon, 4/15/98               250             35
  #Maxxam Group, Inc. Holdings Sr. Notes 12.00%,
    8/1/03                                                    165            168
  *MFS Communications Zero Coupon, 1/15/06                    845            617
  Midland Cogeneration Ventures
    'C-91' 10.33%, 7/23/02                                     93             99
    'C-94' 10.33%, 7/23/02                                     25             27
  Midland Funding II 'A' 11.75%, 7/23/05                       80             88
  *Nextel Communications 0.00%, 8/15/04                     1,175            799
  *Norcal Waste Systems, Inc. 12.5%, 11/15/05                 500            555
  Nuevo Energy Co. 9.50%, 4/15/06                             240            253
  Owen-Illinois, Inc. 11.00%, 12/1/03                         485            540
  Paging Network Inc.
    10.125%, 8/1/07                                            80             81
    #10.00%, 10/15/08                                         215            217
  #Parker Drilling Corp. 9.75%, 11/15/06                      130            135
  Quest Diagnostics, Inc. 10.75%, 12/15/06                     80             84
  Revlon Worldwide Corp., Zero Coupon, 3/15/98                475            410
  Rogers Cablesystems 'B' 10.00%, 3/15/05                     425            453
---------------------------------------------------------
------------

    The accompanying notes are an integral part of the financial statements.

                                                             FACE
                                                           AMOUNT          VALUE
                                                            (000)          (000)
---------------------------------------------------------
------------
UNITED STATES (CONTINUED)
  SD Warren Co. 'B' 12.00%, 12/15/04                U.S.$     215  U.S.$     231
  Southland Corp. 5.00%, 12/15/03                             490            404
  Station Casinos, Inc. 9.625%, 6/1/03                        110            109
  #Stone Container Corp. 11.50%, 8/15/06                      125            129
  TCI Communications, Inc. 7.875%, 2/15/26                    300            269
  *Teleport Communications 0.00%, 7/1/07                      305            210
  TLC Beatrice International Holdings 11.50%,
    10/1/05                                                   255            270
  #US Can Corp. 10.125%, 10/15/06                              80             84
  Viacom, Inc. 8.00%, 7/7/06                                  675            651
                                                                   -------------
                                                                          14,938
                                                                   -------------
COLLATERALIZED MORTGAGE OBLIGATIONS (0.3%)
  First Home Mortgage Acceptance Corp., Series
    1996-B, Class C, 7.9289%, 11/1/18                         250            212
                                                                   -------------
                                                                          16,140
                                                                   -------------
---------------------------------------------------------
------------
VENEZUELA (6.1%)
BONDS (6.1%)
  +++Republic of Venezuela Front Loaded Interest
    Rate Reduction Bond 'A' 6.625%, 3/31/07                 2,500          2,234
  +++Republic of Venezuela Front Loaded Interest
    Rate Reduction Bond 'B' 6.4375%, 3/31/07                1,000            894
  +++Republic of Venezuela Discount Bonds 'A'
    6.4375%, 3/31/20                                          750            622
                                                                   -------------
                                                                           3,750
                                                                   -------------
---------------------------------------------------------
------------
TOTAL DEBT INSTRUMENTS
    (Cost $60,053)                                                        63,266
                                                                   -------------
---------------------------------------------------------
------------
                                                           NO. OF
                                                        CONTRACTS
---------------------------------------------------------
------------
PURCHASED OPTIONS (0.1%)
---------------------------------------------------------
------------
BULGARIA (0.1%)
  +Bulgaria Front Loaded Interest Rate Reduction
    Bond Call Option, Strike price 40.5625,
    expiring 3/24/97                                       20,000             45
  +Bulgaria Past Due Interest Bond Call Option,
    Strike price 51.5, expiring 1/6/97                     20,000              8
                                                                   -------------
---------------------------------------------------------
------------
TOTAL PURCHASED OPTIONS (Cost $106)                                           53
                                                                   -------------
---------------------------------------------------------
------------
                                                           NO. OF
                                                           RIGHTS
---------------------------------------------------------
------------
RIGHTS (0.0%)
---------------------------------------------------------
------------
MEXICO (0.0%)
  +Mexican 'A', Expiring 6/30/03 (Cost $0)              3,154,000             --
                                                                   -------------
---------------------------------------------------------
------------

                                                           NO. OF          VALUE
                                                         WARRANTS          (000)
---------------------------------------------------------
------------
WARRANTS (0.0%)
---------------------------------------------------------
------------
VENEZUELA (0.0%)
  +Republic of Venezuela Oil                        U.S.$   5,355  U.S.$      --
---------------------------------------------------------
------------
COLOMBIA (0.0%)
  +Occidente Y Caribe, expiring 3/15/04                     2,100             --
                                                                   -------------
---------------------------------------------------------
------------
TOTAL WARRANTS (Cost $0)                                                      --
                                                                   -------------
---------------------------------------------------------
------------
                                                           SHARES
---------------------------------------------------------
------------
PREFERRED STOCKS (1.7%)
---------------------------------------------------------
------------
UNITED STATES (1.7%)
  Fresenius Medical Care                                      145            148
  TCI Communications, Inc.                                      2            225
  Time Warner, Inc., Series M                                 616            668
                                                                   -------------
---------------------------------------------------------
------------
TOTAL PREFERRED STOCKS (Cost $982)                                         1,041
                                                                   -------------
---------------------------------------------------------
------------
                                                             FACE
                                                           AMOUNT
                                                            (000)
---------------------------------------------------------
------------
SHORT-TERM INVESTMENTS (4.1%)
---------------------------------------------------------
------------
UNITED STATES (4.1%)
REPURCHASE AGREEMENT
  Chase Securities, Inc. 5.95%, dated 12/31/96,
    due 1/2/97, to be repurchased at U.S. $1,429,
    collateralized by U.S.$1,225 United States
    Treasury Bond, 8.125%, due 8/15/21, valued at
    U.S. $1,429                                     U.S. $  1,429          1,429
TREASURY BILL
  Zero Coupon, 1/9/97                                       1,100          1,099
                                                                   -------------
---------------------------------------------------------
------------
TOTAL SHORT-TERM INVESTMENTS
    (Cost $2,528)                                                          2,528
                                                                   -------------
---------------------------------------------------------
------------
TOTAL INVESTMENTS (108.6%)
    (Cost $63,669)                                                        66,888
                                                                   -------------
---------------------------------------------------------
------------
OTHER ASSETS (5.5%)
  Receivable for Investments Sold                           2,195
  Interest Receivable                                       1,140
  Dividend Receivable                                          16
  Deferred Organization Costs                                  14
  Other Assets                                                  4          3,369
                                                    -------------  -------------
---------------------------------------------------------
------------

    The accompanying notes are an integral part of the financial statements.

                                                                           VALUE
                                                                           (000)
---------------------------------------------------------
------------
LIABILITIES (-14.1%)
Payable for:
  Investments Purchased                                    (5,203)
  Dividends Declared                                       (3,262)
  Investment Advisory Fees                                    (53)
  Shareholder Reporting Expenses                              (46)
  Professional Fees                                           (43)
  Directors' Fees and Expenses                                (19)
  Custodian Fees                                              (18)
  Administration Fees                                         (14)
Other Liabilities                                              (8)        (8,666)
                                                    -------------  -------------
---------------------------------------------------------
------------
NET ASSETS (100%)
  Applicable to 4,145,999 issued and outstanding
    U.S. $0.01 par value shares (100,000,000
    shares authorized)                                             U.S.$  61,591
                                                                   -------------
                                                                   -------------
---------------------------------------------------------
------------
NET ASSET VALUE PER SHARE                                          U.S.$   14.86
                                                                   -------------
                                                                   -------------
---------------------------------------------------------
------------
                                                                          AMOUNT
                                                                           (000)
---------------------------------------------------------
------------
AT DECEMBER 31, 1996, NET ASSETS CONSISTED OF:
---------------------------------------------------------
  Common Stock                                                     U.S.$      41
  Capital Surplus                                                         57,662
  Undistributed Net Investment Income                                         12
  Accumulated Net Realized Gain                                              665
  Unrealized Appreciation on Investments and
    Foreign Currency Translations                                          3,211
---------------------------------------------------------
------------
TOTAL NET ASSETS                                                   U.S.$  61,591
                                                                   -------------
                                                                   -------------
---------------------------------------------------------
------------

  + -- Non-income producing.

 ++ -- Non-income producing - in default.

 +++ -- Variable/floating rate security - rate disclosed is as of December 31, 1996.

 # -- 144A security - certain conditions for public sale may exist.

 ## -- Under restructuring at December 31, 1996 -- See note A-8 to financial statements.

 ** -- When-issued Security -- see note A-9 to financial statements.

 ~ -- Participation interests were acquired through the financial institutions indicated parenthetically.

  * -- Step Bond - coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 1996. Maturity date disclosed is the ultimate maturity.

PIK -- Payment-in-Kind. Income may be paid in additional securities or cash at the discretion of the issuer.

----------------------------------------------------
------------
DECEMBER 31, 1996 EXCHANGE RATES
----------------------------------------------------
     South African
ZAR  Rand                         4.679 = U.S. $1.00
----------------------------------------------------
------------

SUMMARY OF TOTAL INVESTMENTS BY INDUSTRY
CLASSIFICATION -- DECEMBER 31, 1996 (UNAUDITED)

                                                        PERCENT
                                                 VALUE   OF NET
INDUSTRY                                         (000)   ASSETS
---------------------------------------------------------------
------------
Aerospace & Defense                       U.S.$    596       1.0%
Banking                                            219       0.4
Broadcast -- Radio & Television                     82       0.1
Coal, Gas & Oil                                  1,070       1.7
Collateralized Mortgage Obligation                 212       0.3
Computers                                          403       0.7
Diversified                                        668       1.1
Energy                                             253       0.4
Entertainment & Leisure                            144       0.2
Finance                                            129       0.2
Financial Services                                 691       1.1
Food                                               270       0.4
Foreign Government & Agency Obligations         30,938      50.2
Gaming & Lodging                                 1,294       2.1
Health Care Supplies & Services                    231       0.4
Insurance                                           77       0.1
Loan Agreements                                  5,733       9.3
Materials                                          466       0.8
Multi-Industry                                   9,170      14.9
Packaging & Container                              624       1.0
Personal Care Products                             410       0.7
Purchased Options                                   53       0.1
Real Estate                                        350       0.6
Repurchase Agreement                             1,429       2.3
Retail -- General                                  404       0.7
Services                                         1,206       2.0
Telecommunications                               8,453      13.7
U.S. Treasury Bills                              1,099       1.8
Utilities                                          214       0.3
                                          ------------  -------
                                          U.S.$ 66,888     108.6%
                                          ------------  -------
                                          ------------  -------
---------------------------------------------------------
------------

    The accompanying notes are an integral part of the financial statements.

                                                                                                 YEAR ENDED
                                                                                              DECEMBER 31, 1996
STATEMENT OF OPERATIONS                                                                             (000)
---------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
    Interest................................................................................     U.S.$ 8,220
    Dividend................................................................................              46
---------------------------------------------------------------------------------------------------------------
      Total Income..........................................................................           8,266
---------------------------------------------------------------------------------------------------------------
EXPENSES
    Investment Advisory Fees................................................................             585
    Administrative Fees.....................................................................             158
    Interest Expense........................................................................             112
    Professional Fees.......................................................................              82
    Shareholder Reporting Expenses..........................................................              70
    Custodian Fees..........................................................................              49
    Directors' Fees and Expenses............................................................              27
    Transfer Agent Fees.....................................................................              16
    Other Expenses..........................................................................              69
---------------------------------------------------------------------------------------------------------------
      Total Expenses........................................................................           1,168
---------------------------------------------------------------------------------------------------------------
          Net Investment Income.............................................................           7,098
---------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)
    Investment Securities Sold..............................................................           8,279
    Foreign Currency Transactions...........................................................          (1,069)
    Investment Securities Sold Short........................................................            (345)
---------------------------------------------------------------------------------------------------------------
          Net Realized Gain.................................................................           6,865
---------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION
    Appreciation on Investments.............................................................           2,029
    Depreciation on Foreign Currency Translations...........................................             (11)
---------------------------------------------------------------------------------------------------------------
          Change in Unrealized Appreciation/Depreciation....................................           2,018
---------------------------------------------------------------------------------------------------------------
Total Net Realized Gain and Change in Unrealized Appreciation/Depreciation..................           8,883
---------------------------------------------------------------------------------------------------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS....................................     U.S.$15,981
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

                                                                             YEAR ENDED          YEAR ENDED
                                                                          DECEMBER 31, 1996   DECEMBER 31, 1995
STATEMENT OF CHANGES IN NET ASSETS                                              (000)               (000)
---------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
    Net Investment Income...............................................    U.S.$  7,098        U.S.$  6,657
    Net Realized Gain (Loss)............................................           6,865              (3,777)
    Change in Unrealized Appreciation/Depreciation......................           2,018               6,731
---------------------------------------------------------------------------------------------------------------
    Net Increase in Net Assets Resulting from Operations................          15,981               9,611
---------------------------------------------------------------------------------------------------------------
Distributions:
    Net Investment Income...............................................          (6,178)             (6,562)
    Net Realized Gain...................................................          (2,059)                 --
---------------------------------------------------------------------------------------------------------------
    Total Distributions.................................................          (8,237)             (6,562)
---------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
    Reinvestment of Distributions (-- and 15,950 shares,
     respectively)......................................................              --                 191
---------------------------------------------------------------------------------------------------------------
    Total Increase......................................................           7,744               3,240
Net Assets:
    Beginning of Year...................................................          53,847              50,607
---------------------------------------------------------------------------------------------------------------
    End of Year (including undistributed net investment income of U.S.
     $12 and U.S. $159, respectively)...................................    U.S.$ 61,591        U.S.$ 53,847
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

   The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

                                                                                      PERIOD FROM
                                                     YEAR ENDED      YEAR ENDED      MAY 27, 1994*
                                                    DECEMBER 31,    DECEMBER 31,    TO DECEMBER 31,
SELECTED PER SHARE DATA AND RATIOS:                     1996            1995             1994
---------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD..............   U.S.$ 12.99     U.S.$ 12.25     U.S.$ 14.10
---------------------------------------------------------------------------------------------------
Offering Costs....................................            --              --           (0.17)
---------------------------------------------------------------------------------------------------
Net Investment Income.............................          1.71            1.61            0.95
Net Realized and Unrealized Gain (Loss) on
 Investments......................................          2.15            0.72           (1.72)
---------------------------------------------------------------------------------------------------
    Total from Investment Operations..............          3.86            2.33           (0.77)
---------------------------------------------------------------------------------------------------
Distributions:
    Net Investment Income.........................         (1.49)          (1.59)          (0.91)
    Net Realized Gain.............................         (0.50)             --              --
---------------------------------------------------------------------------------------------------
    Total Distributions...........................         (1.99)          (1.59)          (0.91)
---------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD....................   U.S.$ 14.86     U.S.$ 12.99     U.S.$ 12.25
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
PER SHARE MARKET VALUE, END OF PERIOD.............   U.S.$ 14.63     U.S.$ 12.50     U.S.$ 12.50
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:
    Market Value..................................         34.44%          13.49%          (4.51)%
    Net Asset Value (1)...........................         31.45%          20.34%          (6.42)%
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
RATIOS, SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (THOUSANDS).............   U.S.$61,591     U.S.$53,847     U.S.$50,607
---------------------------------------------------------------------------------------------------
Ratio of Expenses Before Interest Expense to
 Average Net Assets...............................          1.81%           1.95%           1.75%**
Ratio of Expenses After Interest Expense to
 Average Net Assets...............................          2.00%           2.06%           2.97%**
Ratio of Net Investment Income to Average Net
 Assets...........................................         12.17%          13.07%          11.90%**
Portfolio Turnover Rate...........................           280%            160%             86%
---------------------------------------------------------------------------------------------------
 * Commencement of operations.
 ** Annualized.
(1)Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value of the Fund.

   The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1996

------------

    The Morgan Stanley Global Opportunity Bond Fund, Inc. (the "Fund"), was incorporated in Maryland on March 31, 1994, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's primary objective is to produce high current income and as a secondary objective to seek capital appreciation through investments primarily in high yield bonds.

A. The following significant accounting policies, which are in conformity with generally accepted accounting principles for investment companies, are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  SECURITY    VALUATION:        In   valuing    the    Fund's    assets,   all
    listed securities for which market quotations are readily available are valued at the last sale price on the valuation date, or if there was no sale on such date, at the mean between the current bid and asked prices or the bid price if only bid quotations are available. Securities which are traded over-the-counter are valued at the average of the mean of the current bid and asked prices obtained from reputable brokers. Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain securities may be valued on the basis of bid prices provided by one principal market maker. Short-term securities which mature in 60 days or less are valued at amortized cost. All other securities and assets for which market values are not readily available (including investments which are subject to limitations as to their sale) are valued at fair value as determined in good faith by the Board of Directors (the "Board") although the actual calculations may be done by others.

2. TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements.

    The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned.
3. REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counter-party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4.  REVERSE REPURCHASE AGREEMENTS:  In order to
leverage the Fund, the  Fund may enter into  reverse repurchase agreements  with
    institutions   that  the  Fund's  investment   adviser  has  determined  are
    creditworthy. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. Reverse repurchase agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities received by the Fund may decline below the price of the securities the Fund is obligated to repurchase. Securities subject to repurchase under reverse repurchase agreements, if any, are designated as such in the Statement of Net Assets. There were no reverse repurchase agreements outstanding at December 31, 1996.

    The average weekly balance of reverse repurchase agreements outstanding during the year ended December 31, 1996 was approximately $384,000 at a weighted average interest rate of 6.02%.

5. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

      - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

      - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

    Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

    Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of forward foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected in the Statement of Operations.

    Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

6. PURCHASED OPTIONS: The Fund may purchase call and put options on listed securities or securities traded over the counter. The Fund may purchase call options on securities to protect against an increase in the price of the underlying security. The Fund may purchase put options on securities to protect against a decline in the value of the underlying security. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of options relating to the securities purchased or sold by the Portfolio and from the possible lack of a liquid secondary market for an option. Possible losses from purchased options cannot exceed the total amount invested. Realized gains or losses on purchased options are included with net gain (loss) on securities sold in the financial statements.

7.  FORWARD FOREIGN CURRENCY EXCHANGE
CONTRACTS: The Fund may enter into forward foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates. A forward foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

8.  LOAN AGREEMENTS:  The Fund may invest in fixed
    and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders") deemed to be creditworthy by the investment adviser. The Fund's investments in Loans may be in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans ("Assignments") from third parties. The Fund's investment in Participations typically results in the Fund having a contractual relationship with only the Lender and not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. The Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. When the Fund purchases Assignments from Lenders it acquires direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

9.  WHEN-ISSUED/DELAYED DELIVERY SECURITIES:  The
    Fund may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the

    Fund on such securities prior to delivery. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, it establishes a segregated account in which it maintains liquid assets in an amount at least equal in value to the Fund's commitments to purchase such securities. Purchasing securities on a when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery.

10. SECURITIES SOLD SHORT: The Fund may sell securities short. A short sale is a transaction in which the Fund sells securities it may or may not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Fund is obligated to replace the borrowed securities at their market price at the time of replacement. The Fund may have to pay a premium to borrow the securities as well as pay any dividends or interest payable on the securities until they are replaced. The Fund's obligation to replace the securities borrowed in connection with a short sale will generally be secured by collateral deposited with the broker that consists of cash, U.S. government securities or other liquid, high grade debt obligations. In addition, the Fund will place in a segregated account with its custodian an amount of cash, U.S. government securities or other liquid high grade debt obligations equal to the difference, if any, between (1) the market value of the securities sold at the time they were sold short and (2) any cash, U.S. government securities or other liquid high grade debt obligations deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Short sales by the Fund involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

11. OTHER:  Security transactions are accounted for on
    the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis and discounts and premiums on investments purchased are accreted or amortized in accordance with the effective yield method over their respective lives, except where collection is in doubt. Distributions to shareholders are recorded on the ex-date.

    The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for foreign currency transactions, non-deductible expenses and the timing of the recognition of losses on securities.

    Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and capital surplus.

    Adjustments for permanent book-tax differences, if any, are not reflected in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

B. Morgan Stanley Asset Management Inc. (the "Adviser"), provides investment advisory services to the Fund under the terms of an Investment Advisory and Management Agreement (the "Agreement"). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at an annual rate of 1.00% of the Fund's average weekly net assets.

C. The Chase Manhattan Bank, through its affiliate Chase Global Funds Services Company (the "Administrator"), provides administrative services to the Fund under an Administration Agreement. Under the Administration Agreement, the Administrator is paid a fee computed weekly and payable monthly at an annual rate of .08% of the Fund's average weekly net assets, plus $100,000 per annum. In addition, the Fund is charged certain out-of-pocket expenses by the Administrator. The Chase Manhattan Bank acts as custodian for the Fund's assets held in the United States.

D. Morgan Stanley Trust Company (the "International Custodian"), an affiliate of the Adviser, acts as custodian for the Fund's assets held outside the United States in accordance with a Custody Agreement. Custodian fees are payable monthly based on assets under custody, investment purchase and sale activity, an account maintenance fee, plus reimbursement for certain out-of-pocket expenses. Investment transaction fees vary by country and security type. For the year ended December 31, 1996, the Fund incurred International Custodian fees of $39,000, of which $16,000 was payable to the International Custodian at December 31, 1996. In addition, for the year ended December 31, 1996, the Fund has earned interest income of $8,000 and incurred interest expense of $60,000 on balances with the International Custodian.

E. For the year ended December 31, 1996, the Fund made purchases and sales totaling $160,054,000 and $161,930,000, respectively, of investments other than long-term U.S. Government securities and short-term investments. There were no purchases and sales of long-term

U.S. Government securities. At December 31, 1996, the U.S. Federal income tax cost basis of securities was $63,736,000 and accordingly, net unrealized appreciation for U.S. Federal income tax purposes was $3,152,000 of which $3,960,000 related to appreciated securities and $808,000 related to depreciated securities. During the year ended December 31, 1996, the Fund utilized capital loss carryforwards for U.S. Federal income tax purposes of approximately $4,559,000.

F. In connection with its organization and initial public offering of shares, the Fund incurred $30,000 and $714,000 of organization and offering costs, respectively. The organization costs are being amortized on a straight-line basis over a five-year period beginning May 27, 1994, the date the Fund commenced operations. The offering costs were charged to capital.

G. At December 31, 1996, approximately 42% of the Fund's total investments consist of high yield securities rated below investment grade. Investments in high yield securities are accompanied by a greater degree of credit risk and the risk tends to be more sensitive to economic conditions than higher-rated securities.

H. Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Plan"). Under the Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Plan. The deferred fees payable, under the Plan, at December 31, 1996 totaled $9,000 and are included in Payable for Directors' Fees and Expenses on the Statement of Net Assets.

I. During December 1996, the Board declared a distribution of $0.29 per share, derived from net investment income and $0.50 per share, derived from net realized gains, payable on January 9, 1997, to shareholders of record on December 31, 1996.

REPORT OF INDEPENDENT ACCOUNTANTS

---------
To the Shareholders and Board of Directors of Morgan Stanley Global Opportunity Bond Fund, Inc.

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Global Opportunity Bond Fund, Inc. (the "Fund") at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period May 27, 1994 (commencement of operations) through December 31, 1994, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodians and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

1177 Avenue of the Americas
New York, New York 10036

February 10, 1997

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

    Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder may elect by providing written instructions to American Stock Transfer & Trust Company (the "Plan Agent") to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, quarterly, in any amount from $100 to $3,000, for investment in Fund shares.
    Dividend and capital gain distributions will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.
    The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although shareholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.
    In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.
    Participants who wish to withdraw from the Plan should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

                           Morgan Stanley Global Opportunity Bond Fund, Inc.
                            American Stock Transfer & Trust Company
                            Dividend Reinvestment and Cash Purchase Plan
                            40 Wall Street
                            New York, NY 10005
                            1-800-278-4353